UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

Mobivity Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-53851	26-3439095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3133 West Frye Road, # 215

Chandler, Arizona 85226

(Address of principal executive offices) (Zip Code)

(877) 282-7660

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 16, 2026, Mobivity Holdings Corp., a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Mistplay Inc., a company incorporated under the laws of the Province of British Columbia (the “Buyer”), and Reward Holdings, ULC, an unlimited liability company incorporated under the laws of the Province of British Columbia (“Holdings”). The Board of Directors of the Company has approved the Asset Purchase Agreement and the ancillary documents referenced therein by unanimous written consent.

Under the Asset Purchase Agreement, the Company has agreed to sell to the Buyer certain assets related to the Company’s Connected Rewards, which constitute substantially all of the Company’s assets, and the Buyer will assume certain specified liabilities, in each case as set forth in the Asset Purchase Agreement and the related schedules to the Asset Purchase Agreement (collectively, the “Transaction”). The Buyer will not acquire assets other than the Acquired Assets (as defined in the Asset Purchase Agreement), and will not assume liabilities other than the Assumed Liabilities (as defined in the Asset Purchase Agreement), each as further described in the Asset Purchase Agreement.

The aggregate consideration payable to the Company in the Transaction will be an amount equal to the sum of (i) $5,300,000 (subject to a customary working capital adjustment), of which $300,000 will be awarded by the Company to certain of its employees, plus (ii) 6,328,991 Class B Common Shares of Holdings, plus (iii) the Earn-Out Equity Interests, if any (as defined in the Asset Purchase Agreement and as finally determined in accordance with the terms of the Asset Purchase Agreement).

At the closing of the Transaction (the “Closing”), the Buyer will place part of the cash price in escrow to cover post-Closing adjustments and indemnification. The escrow will be released as described in the Asset Purchase Agreement. The Transaction includes a buy-side representations and warranties insurance policy, and the Company will pay 50% of the premium and related costs as a transaction expense.

The Asset Purchase Agreement contains customary indemnification provisions pursuant to which the parties agree to indemnify each other for certain matters, including, among other things, breaches of certain representations, warranties and covenants in connection with the Transaction. The Asset Purchase Agreement also includes customary provisions in respect of limitations on indemnification and set-off rights against the escrow and any earn-out equity.

The Asset Purchase Agreement contains customary representations, warranties and covenants of the parties, including, among other things, covenants regarding the conduct of the business between signing and the Closing, delivery of consents and approvals, and employee-related matters.

The Closing is subject to customary closing conditions, including the receipt of necessary third-party consents identified in the Asset Purchase Agreement, the absence of any legal restraint prohibiting the transaction, and the satisfaction of other conditions customary for transactions of this nature. The Closing is also subject to the approval of the Transaction by the Company’s stockholders. The Asset Purchase Agreement contains customary termination rights, including the right of either party to terminate the Asset Purchase Agreement if the Closing has not occurred by May 15, 2026, subject to the terms and conditions set forth therein.

The Buyer and the Company are required to use their commercially reasonable to consummate the Transaction. The Closing is expected to occur in the first quarter of 2026.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Asset Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties to the Asset Purchase Agreement. The representations, warranties and covenants contained in the Asset Purchase Agreement were made only for purposes of the Asset Purchase Agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality that differ from those applicable to investors. Investors are not third-party beneficiaries under the Asset Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, the Buyer, Holdings, or any of their respective subsidiaries or affiliates.

Cautionary Statement Regarding Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events or developments that Mobivity expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “potential,” “opportunity,” “create,” “intend,” “could,” “would,” “may,” “plan,” “will,” “guidance,” “look,” “goal,” “target,” “future,” “build,” “focus,” “continue,” “strive,” “allow” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include, but are not limited to, statements regarding the proposed transaction and the terms of the Asset Purchase Agreement and other transaction documents, the expected closing of the proposed transaction and the timing and likelihood thereof, and descriptions of Mobivity and its operations after giving effect to the Transaction. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this report. Important factors that could cause actual results to differ materially include, but are not limited to, the following, each of which is specifically relevant to the Transaction and the forward-looking statements made herein: (i) the Transaction remains subject to required third-party and governmental approvals, stockholder approval by written consent, and other closing conditions; failure to satisfy these conditions on the expected timeline could delay or prevent closing; (ii) working capital adjustments, escrow, indemnification, set-off, and related limitations could affect the amount ultimately received; earn-out issuance remains uncertain and depends on milestone achievement and post-closing performance; and (iii) operational covenants, business changes between signing and closing, or litigation and governmental actions could delay, condition, or prevent consummation of the Transaction. All such factors are difficult to predict and are beyond Mobivity’s control, including those detailed in Mobivity’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Mobivity’s website at ir.mobivity.com and on the website of the Securities and Exchange Commission at www.sec.gov. All forward-looking statements are based on assumptions that Mobivity believes to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and Mobivity does not undertake any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Asset Purchase Agreement, dated January 16, 2026, by and among Mobivity Holdings Corp., Mistplay Inc., and Reward Holdings, ULC.
104	Cover Page Interactive Data File (formatted as Inline XBRL)
*	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). Mobivity will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2026	MOBIVITY HOLDINGS CORP.

	By:	/s/ Bryce D. Daniels
Bryce D. Daniels
Chief Executive Officer

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